SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 29, 2010

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement with RBS Asset Finance, Inc.

On December 29, 2010, Stellaris, LLC (“Stellaris”), a wholly owned subsidiary of Primoris Services Corporation (“we” or “our”), entered into a Loan Agreement (the “Agreement”) with RBS Asset Finance, Inc. (the “Lender”) for the financing of equipment up to the amount of $7.5 million, pursuant to an equipment note.   The note agreement (the “Note”), dated December 29, 2010, with the Lender for the total aggregate amount of $7.5 million, was funded on December 29, 2010.  The Note is secured by certain construction and automotive equipment as outlined in the Collateral Schedule No. 1 (filed as Exhibit 10.3 of this Form 8-K).  The Note is payable in equal monthly installments over a seven year period.  The principal amount of the Note bears interest at 3.67% per annum and may be prepaid in full at any time prior to the end of the third year, subject to certain prepayment penalties, and after three years without penalty.  In connection with the transaction, we entered into a Guaranty Agreement, dated December 29, 2010 with the Lender, whereby we guaranteed the obligations of Stellaris under the Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

Exhibit 10.1	Loan Agreement, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.2	Note, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.3	Collateral Schedule No. 1, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.4	Guaranty, dated December 29, 2010, by and between Primoris Services Corporation and RBS Asset Finance, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: January 6, 2010	By:	/s/ Peter J. Moerbeek

Name: Peter J. Moerbeek
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Loan Agreement, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.2	Note, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.3	Collateral Schedule No. 1, dated December 29, 2010, by and between Stellaris, LLC and RBS Asset Finance, Inc.

Exhibit 10.4	Guaranty, dated December 29, 2010, by and between Primoris Services Corporation and RBS Asset Finance, Inc.